Granum Value Fund
                        (a series of Granum Series Trust)

                       Supplement dated March 11, 1999 to
             Statement of Additional Information dated March 1, 1999

                  This information supplements the Statement of Additional (SAI) for the Granum Value Fund dated March 1, 1999. This Supplement, together with the SAI, constitute a current Statement of Additional Information.

                  The Fund is authorized to participate in other derivative transactions. The Fund may take advantage of opportunities in the area of swaps, swaptions and certain other customized derivative instruments (provided such other instruments are used ina a manner consistent with the Fund's investment objective and investment restrictions).

                  A swap is a contract under which two parties agree to make payments to each other based on specified interest rates or the value of an index or other instrument, applied to a stated or "notional" amount. Swaps in which the Fund may participate generally can be classified as interest rate swaps, currency swaps or equity swaps, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease the Fund's investment exposure to the particular interest rate, currency or equity involved. A swaption is an option entitling one party to enter into a swap agreement with a counterparty. In addition to swaps and swaptions, the Fund may become a party to various other customized derivative instruments entitling the counterparty to certain payments on the gain or loss on the value of an underlying or referenced instrument. Certain swaps, swaptions and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk. In addition, swaps and other derivatives can involve significant economic leverage and may, in some cases, involve significant risks of loss.